Apri l 9 , 2025 FY25 FINANCIAL RESULTS & FY26 TO FY28 OUTLOOK Exhibit 99.2

This presentation, including the oral statements made in the live conference call in connection herewith, contain forward-looking statements that are based on certain assumptions, estimates, expectations, plans, analyses, and opinions made by management in light of their experience and perception of historical trends, current conditions, and expected future developments, as well as other factors management believes are appropriate in the circumstances. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond our control, and which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. When used in this presentation, words such as “anticipate,” “intend,” “expect,” “plan,” “continue,” ”estimate,” “exceed,” “may,” “will,” “project,” “predict,” “propose,” “potential,” “targeting,” “exploring,” “goal,” “outlook,” “forecast,” “trend,” “path,” “scheduled,” “implementing,” “ongoing,” “seek,” “could,” “might,” “should,” “believe,” “vision,” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although we believe that the estimates, expectations, plans, and timetables reflected in the forward-looking statements are reasonable, they may vary from management’s current estimates, expectations, plans, and timetables, and we can give no assurance that such estimates, expectations, plans, and timetables will prove to be correct, as actual results and future events and timetables could differ materially from those anticipated in such statements. Information provided in this presentation and the live conference call are necessarily summarized and may not contain all available material information. All statements other than statements of historical fact set forth in this presentation and the live conference call may be forward-looking statements, including statements regarding or applicable to our business strategy and vision, the anticipated impact of the tariffs announced by the U.S. government on April 2, 2025 and the Canadian government on March 4, 2025, value proposition and opportunity, growth plans and drivers, operational and commercial execution initiatives, innovation, new products, tools, and capabilities, brand building, digital leadership and capabilities, including through our Digital Business Acceleration initiatives, future marketing strategies and spend, future focus areas, demographic and consumer projections and trends, future sales, space, partnership, distribution, and supply chain initiatives, our beer expansion, optimization, and/or construction activities, including anticipated scope, capacity, supply, costs, capital expenditures, and timeframes for completion, capital allocation priorities and commitments, future operations, financial position, net sales, costs, expenses, marketing investments, impairments, hedging programs, cost savings and efficiency initiatives, operating income, operating margins, leverage ratios, including target net leverage ratio, target dividend payout ratio, depreciation, equity in earnings, net interest expense, capital expenditures, tax rates, anticipated tax liabilities, operating cash flow, free cash flow, EPS, shares outstanding, non-controlling interests, and other financial metrics, expected volume, inventory, price, mix, and depletion trends, non-structural socioeconomic factors, consumer behaviors and demand, near-, medium-, and long-term financial models and targets, future acquisition, disposition, and investment activities, including the SVEDKA Divestiture and the 2025 Wine Divestitures Transaction and its expected timetable, our environmental responsibility, CSR, and human capital approach, initiatives, targets, objectives, ambitions, and priorities, the manner, timing, and duration of our share repurchase program and source of funds for share repurchases, the amount and timing of future dividends, access to capital markets, liquidity and capital resources, value creation efforts, anticipated inflationary pressures, changing prices, and reductions in consumer discretionary income as well as other unfavorable global and regional economic conditions, geopolitical events, and military conflicts, and our responses thereto, and prospects, plans, and objectives of management, as well as information concerning expected actions of third parties, are forward-looking statements (collectively, “Projections”) that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the Projections. FORWARD-LOOKING STATEMENTS 2

All Projections speak only as of the date of this presentation. We undertake no obligation to update or revise any Projections, whether as a result of new information, future events, or otherwise, except as required by law. The Projections are based on management’s current estimates, expectations, plans, and timetables, and unless otherwise noted, do not take into account the impact of any future acquisition, investment, merger, or other business combination, divestiture (including any associated amount of incremental contingent consideration payment paid or received) including the 2025 Wine Divestitures Transaction, cost savings, restructuring, or efficiency initiatives, or financing or share repurchase that may be completed after the issuance of this presentation. Although we believe that the estimates, expectations, plans, and timetables reflected in the Projections are reasonable, we can give no assurance that such estimates, expectations, plans and timetables will prove to be correct. Accordingly, readers and listeners are cautioned not to place undue reliance on forward-looking information. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and markets in which we compete, the Projections contained in this release are also subject to the risk, uncertainty, and possible variance from our current expectations regarding: potential declines in the consumption of products we sell and our dependence on sales of our Mexican beer brands; economic and other uncertainties associated with our international operations, including new or increased tariffs; impacts of our acquisition, divestiture, investment, and new product development strategies and activities, including from the SVEDKA Divestiture and the 2025 Wine Divestitures Transaction (including completion of the 2025 Wine Divestitures Transaction on the expected terms, conditions, and timetable); dependence upon our trademarks and proprietary rights, including the failure to protect our intellectual property rights; potential damage to our reputation; competition in our industry and for talent; water, agricultural and other raw material, and packaging material supply, production, and/or transportation difficulties, disruptions, and impacts, including limited groups of certain suppliers; reliance on complex information systems and third‐party global networks as well as risks associated with cybersecurity and artificial intelligence; dependence on limited facilities for production of our Mexican beer brands, including beer operations expansion, optimization, and/or construction activities, scope, capacity, supply, costs (including impairments), capital expenditures, and timing; operational disruptions or catastrophic loss to our breweries, wineries, other production facilities, or distribution systems; the success of cost savings, restructuring, and efficiency initiatives; severe weather, natural and man-made disasters, climate change, environmental responsibility and CSR regulatory compliance, failure to meet emissions, stewardship, and other environmental responsibility and CSR targets, objectives, or ambitions; reliance on wholesale distributors, major retailers, and government agencies; contamination and degradation of product quality from diseases, pests, weather, and other conditions; communicable infection or disease outbreaks, pandemics, or other widespread public health crises impacting our consumers, employees, distributors, retailers, and/or suppliers; effects of employee labor activities that could increase our costs; our indebtedness and interest rate fluctuations; our international operations, worldwide and regional economic trends and financial market conditions, geopolitical uncertainty, including the impact of military conflicts, or other governmental rules and regulations; class action or other litigation we may face, including related to alleged securities law violations, abuse or misuse of our products, product liability, marketing or sales practices, including product labeling, or other matters; potential impairments of our intangible assets, such as goodwill and trademarks; changes to tax laws, fluctuations in our effective tax rate, accounting for tax positions, the resolution of tax disputes, changes to accounting standards, elections, assertions, or policies, and the impact of a global minimum tax rate; amount, timing, and source of funds for any share repurchases; amount and timing of future dividends; Sands family members' ownership of our Class A Common Stock and Board of Director nomination rights; the choice-of-forum provision in our Amended and Restated By-laws; and other factors and uncertainties disclosed in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended February 29, 2024, and our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2024, which could cause actual future performance to differ materially from our current expectations. FORWARD-LOOKING STATEMENTS 3 3

This presentation may contain non-GAAP financial measures. These and other non-GAAP financial measures, the purposes for which management uses them, why management believes they are useful to investors, and reconciliations to the most directly comparable GAAP financial measures may be found in the appendix of this presentation or at ir.cbrands.com under the Financial Info/Financial History (Non-GAAP) section. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Non-GAAP financial measures are also referred to as being presented on a comparable, adjusted, or organic basis. The notes offered under Constellation’s commercial paper program have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy Constellation’s notes under the commercial paper program. Unless the context otherwise requires, the term “consumers” refers to legal drinking age consumers and references to “betterment” products means Constellation’s lower-alcohol, lower-calorie, non-alcoholic, or no-calorie products. Market positions and industry data discussed in this presentation have been obtained or derived from industry and other third-party publications and Constellation’s estimates. Constellation has not independently verified the data from the industry and other third-party publications. Unless otherwise indicated, (i) all references to market positions are based on equivalent unit volume, and (ii) data discussed in this presentation is based on Constellation data, analysis, plans, and reporting. Unless otherwise indicated, the information presented as of April 9, 2025, and, to the best of Constellation’s knowledge, timely and accurate when made. Thereafter, the information contained in this presentation should be considered historical and not subject to further update by Constellation. A list of defined terms used within can be found in the appendix of this presentation. USE OF NON-GAAP FINANCIAL MEASURES, DISCLAIMERS, CAUTION REGARDING OUTDATED MATERIAL, AND LOCATION OF DEFINED TERMS 4

OVERVIEW KEY HIGHLIGHTS 1 SIGNIFICANT CASH GENERATION AND RETURNS TO SHAREHOLDERS EXPECTED • ~$9B in operating cash flow expected from FY26 to FY28 – and between $6B to $7B in free cash flow2 • Committed to disciplined and balanced capital allocation – including share repurchases against $4B authorization3 5 DIFFERENTIATED PERFORMANCE WITHIN CPG INDUSTRY • Only company of scale to be a Top 10 growth leader for 12 consecutive years – with #1 spot for 6 of last 8 years1 • 15 consecutive years of volume growth in Beer Business – remained top share gainer in Beverage Alcohol in FY254 2 COMPELLING SOLID GROWTH AND OPERATING LEVERAGE OUTLOOK BEYOND FY26 • Beer expected to deliver 2% to 4% net sales growth and best-in-class 39% to 40% operating margins in FY27 and FY28, supported by continued distribution gains, disciplined innovation, and marketing investments2 • Wine and Spirits expected to deliver up to 3% net sales growth and 22% to 24% operating margins in FY27 and FY28, following 2025 Wine Divestitures Transaction expected to generate ~$900M in proceeds in FY262,5 • Enterprise-wide restructuring actions expected to deliver over $200M net annualized cost savings by FY28 3 Source: Constellation Brands data, analyses, and plans. 1. Per 2024 Circana U.S. CPG Growth Leaders report. 2. Expectations for fiscal 2026 to fiscal 2028 reflect the anticipated impact of the tariffs announced by the U.S. government on April 2, 2025 and the Canadian government on March 4, 2025. 3. $4B represents new three-year authorization approved by Board of Directors in April 2025 replacing remaining amount left in prior authorization approved by Board of Directors in November 2023. 4. Volume growth excludes brands no longer within portfolio; share gains per Circana, Total U.S. MULOC+, 52 weeks ending March 2, 2025 5. Proceeds subject to closing adjustments; transaction expected to close immediately following the end of Q1 of FY26. #1 GROWTH LEADER AMONG LARGE CPG COMPANIES WITH A PORTFOLIO FOCUSED PRIMARILY ON HIGHER-END BEER AND COMPLEMENTARY SUPER PREMIUM AND LUXURY WINE AND SPIRITS BRANDS1

OVERVIEW FINANCIAL RESULTS & OUTLOOK 1 Excludes from FY23 $38.5M of net sales that are no longer part of the Wine & Spirits Business results due to the 2022 Wine Divestiture 2 Excludes equity earnings impact from Canopy investment 3 Excludes $23M of net sales and $10M of gross profit less marketing for the January 2024 to February 2024 period that are no longer part of year-over-year results following the SVEDKA Divestiture 4 Excludes $98M of net sales and $35M of gross profit less market following the SVEDKA Divestiture and $613M of net sales and $210M of gross profit less marketing following the 2025 Wine Divestitures Transaction Prior Medium-Term Outlook FY24 Results FY25 Results Divestiture Adjustments FY26 Guidance Updated Outlook FY27 - FY28 Net Sales Growth (Decline) Enterprise ~+6 to +8% +5%1 ~+2% Reported ~+3% Organic3 $(711)M (2)% to +1% Organic4 ~+2% to +4% Beer ~+7 to +9% +9% ~+5% Flat to +3% ~+2% to +4% W&S ~+1 to +3% (9)% Reported (8)% Organic1 ~(7)% Reported ~(6)% Organic3 $(711)M (20)% to (17)% Organic4 Flat to +3% Operating Margin And / Or Operating Income Growth (Decline) Enterprise ~33% to 35% 32.6% Comparable 34.0% Comparable $(245)M Gross Profit Less Mktg. (3)% to (1)% Comparable Margin ~33%-34%4 ~35% to 36% Beer ~39% to 40% 37.9% 39.7% Flat to +3% Margin ~39% to 40% ~39% to 40% W&S ~25% to 26% 22.2% 19.5% $(245)M Gross Profit Less Mktg. (100)% to (97)% Organic Margin Nil4 ~22% to 24% Corporate Expense +LSD% to +MSD% $248M ~(1)% $245M ~$265M ~$245M to $250M Equity In Earnings $30M to $40M (Mainly W&S) $31M2 (Mainly W&S) $23M (Mainly W&S) ~$30M (Mainly W&S) ~$30M (Mainly W&S) Interest Expense, Net $450M to $600M $435M $411M ~$385M FY27 ~$430M to $440 FY 28~$440M to $450M Comparable Tax Rate ~20% to 22% 18.5% 17.1% ~18% FY27 ~20% | FY28 ~22% Noncontrolling Interests ~$40M $38M $50M ~$55M ~$55M Diluted Shares Outstanding ~184M 184.0M 181.9M ~176M FY27 ~171M | FY28 ~166M Reported EPS, $ | Reported EPS Growth, % +LDD% $9.39 $(0.45) $12.33 to $12.63 FY27 +MSD% to +LDD% FY28 +LSD% to +MSD% Comparable EPS, $ | Comparable EPS Growth, % $12.38 $13.78 $12.60 to $12.90 Operating Cash Flow, $ | Operating Cash Flow Growth, % ~$15B to $17B $2.8B $3.2B $2.7B to $2.8B ~+HSD% to +LDD% CAPEX, $ | CAPEX Growth, % Enterprise ~$5B,Cumulative $1.3B $1.2B ~$1.2B FY27 ~(40)% YoY Decline FY28 ~(35)% YoY Decline Beer ~$4B, Cumulative $948M $992M ~$1.0B ~$1.0B, Cumulative ~$0.2B ~$0.2B, Cumulative W&S ~$0.8B,Cumulative $186M $177M Corporate ~$0.2B, Cumulative $136M $46M Free Cash Flow, $ | Free Cash Flow Growth, % ~$10B to $13B, Cumulative $1.5B $1.9B $1.5B to $1.6B ~+DD% 6

FY25 FINANCIAL RESULTS

FY25 FINANCIAL SUMMARY TABLES ENTERPRISE Net Sales Operating Income (Loss) Net Income (Loss) Attributable to CBI Adjusted EBIT EPS FY25 | In millions, except per share data Reported $10,209 $355 $(81) $329 $(0.45) % Change 2% (89)% (105)% (88)% (105)% Comparable $10,209 $3,475 $2,507 $3,498 $13.78 % Change 2% 7% 10% 7% 11% BEER Shipments Depletions Net Sales Operating Income (Loss) Years Ended | In millions; branded product, 24-pack, 12-ounce case equivalents February 28, 2025 431.8 $8,539.8 $3,394.4 February 29, 2024 418.1 $8,162.6 $3,094.4 % Change 3.3% 2.9% 5% 10% WINE AND SPIRITS Shipments Organic Shipments 1 Depletions 1 Net Sales 2 Organic Net Sales Operating Income (Loss) 2 Years Ended | In millions; branded product, 9-liter case equivalents February 28, 2025 22.1 22.1 $1,668.9 $1,668.9 $325.1 February 29, 2024 23.8 23.2 $1,799.2 $1,776.6 $398.7 % Change (7.1)% (4.7)% (9.3)% (7)% (6)% (18)% 8 1 Includes adjustments to remove volumes associated with the SVEDKA Divestiture for the period January 6, 2024, through February 29, 2024, included in the year ended February 29, 2024. 2 Year ended February 29, 2024, includes $22.6 million of net sales and $10.0 million of gross profit less marketing that are no longer part of the wine and spirits segment results due to the SVEDKA Divestiture.

DELIVERING AGAINST OUR STRATEGIC INITIATIVES IN FY25 CO NTI NUE TO BUI LD P O W E RFUL BRANDS THAT P E O P LE LO V E DE V E LO P CO NS UME R -L E D I NNO VATI O NS AL I G NE D W I TH E ME RG I NG TRE NDS DE P LOY CAP I TAL I N L I NE W I TH D I S CI P L I NE D AND BAL ANCE D P RI O RI T I E S E MP OW E R E NTE RP RI S E TO ACHI E V E BE S T I N CLAS S O P E RATI O N AL E FF I C I E NCY FY25 Depletion Growth (Decline) 1 Modelo Especial ~5% Corona Extra ~(3)% Pacifico ~20% Modelo Chelada Brands ~2% Net leverage ratio 2.9X3 in FY25 below our target of ~3.0x Organic Investments to Support Growth Completed and planned modular capacity additions +6M HL in FY24 +7M HL in FY26-FY28 Enhance Returns Dividend payout Q4 FY25: $181M FY25: $732M Share repurchases Q4 FY25: $456M FY25: $1.1B In FY25 we delivered ~$220M of cost savings through supply chain efficiencies across the Enterprise Beer Business operating margin increased 180 basis points to 39.7% in FY25 Achieved 13% and 28% increases in operating and free cash flows, respectively, in FY25 9 Top 5 brand and dollar share gainer in non-alcoholic beer segment2 Top ten dollar and volume share gainer among all FMB brands2 #1 and #2 18 pack SKUs among SKUs launched this year2 1 Company Measures 2 Circana, Total U.S. MULOC+, 52 weeks ending March 2, 2025 3 Comparable basis

$ M IL L IO N S NET SALES FY25 VS FY24 RESULTS REPORTED $10B | +2% VS FY24 ORGANIC $10B | +3% VS FY24 ENTERPRISE Net Sales of Divested Brand 1 10 Note: Totals may not sum due to rounding 1 Other includes nonbranded sales

OPERATING INCOME FY25 VS FY24 RESULTS REPORTED $0.4B1 | (89)% VS FY24 COMPARABLE $3.5B1 | +7% VS FY24 ENTERPRISE FY25 MKTG. 9.0% of Net Sales CAM of Divested Brand $ M IL L IO N S FY25 Other SG&A 5% of Net Sales 11 Note: Totals may not sum due to rounding 1 Inclusive of $245M of corporate expense.

FY26 TO FY28 ENTERPRISE & BUSINESSES OUTLOOK1 1 Expectations for fiscal 2026 to fiscal 2028 reflect the anticipated impact of the tariffs announced by the U.S. government on April 2, 2025 and the Canadian government on March 4, 2025.

13 Disciplined and rigorous process to assess with strict criteria any M&A considered Share Buyback authorization of $4B from FY26 to FY283 Expect growth and maintenance Capex of ~$2.4B across enterprise from FY26 to FY28 Expect to maintain ~30% annual dividend payout ratio Expect to maintain ~3.0x2 net leverage ratio ENTERPRISE FY26 TO FY28 OUTLOOK Generate cumulative ~$9B OPERATING CASH FLOW DILUTED EPS TARGET Low Single-Digit to High Single-Digit CAGR1 CONSOLIDATED OPERATING INCOME Low to Mid Single-Digit CAGR1 ~34-35% Operating Margin CONSOLIDATED NET SALES Low Single-Digit CAGR1 1 CAGRs calculated per FY26 to FY28 outlook relative to FY25 results net of divestiture adjustments. 2 Comparable basis 3 $4B represents new three-year authorization approved by Board of Directors in April 2025 replacing remaining amount left in prior authorization approved by Board of Directors in November 2023.

BEER BUSINESS FINANCIAL RESULTS & OUTLOOK Prior Medium- Term Outlook FY24 Results FY25 Results FY26 Guidance Updated Outlook FY27 – FY28 Net Sales Growth +7 to 9% +9% +5% Flat to 3% +2 to 4% COGS Growth (Decline) Net of cost savings +LSD% +12% (1)% +LSD-MSD% Packaging and Raw Materials As a % of total COGS 55-60% Midpoint of 55-60% Just under midpoint of 55-60% ~55-60% Logistics As a % of total COGS ~20% Just over 20% ~20% ~15-20% Labor and Overhead As a % of total COGS ~15% Just under 15% ~15% ~15-20% Depreciation As a % of net sales ~3.5% to 4% 4.0% 4.0% ~5% ~4-5% Marketing As a % of net sales ~9% 8.4% 9% ~8.5% Other SG&A As a % of net sales ~5% 5.3% 4.7% Just over 5% ~5% Operating Margin ~39% to 40% 37.9% 39.7% ~39% to 40% CAPEX $4.0B $948M $992M ~$1.0B ~$1.0B, Cumulative Total Anticipated Capacity ~48M to ~64M HL ~48M HL ~48M HL ~55M HL by FY28 14 Source: Constellation Brands data, analyses, and plans.

FY23 FY25 FY28 BEER BUSINESS GROWTH DRIVERS Source: Constellation Brands data, analyses, and plans. ACTUAL FORECAST BEER BUSINESS SHIPMENT VOLUME GROWTH Demographics was a positive contributor to growth from FY23 to FY25 supported by increases in total population and share of Hispanic population Pricing elasticities, marketing effectiveness, brand health, and brand incrementality have performed largely as anticipated Other socioeconomic factors had a negative impact on demand / velocities from FY23 to FY25 – particularly in FY25 Distribution exceeded the ~40-50% growth contribution range from FY23 to FY25 but is expected to contribute within that range from FY25 to FY28 Innovation was in the lower half of the ~20-40% growth contribution range from FY23 to FY25 and is expect to contribute at the low end of the range from FY25 to FY28 1 2 3 +MSD% VOLUME CAGR +LSD% VOLUME CAGR ~389M CASES ~432M CASES VOLUME GROWTH DRIVERS AND DRAGS DEMOGRAPHICS & OTHER FACTORS AFFECTING DEMAND / VELOCITIES  DISTRIBUTION & INNOVATION (PACKS AND LIQUIDS)   15

Modelo Cheladas were and are expected to remain the largest new POD contributors of the Flavor and Betterment Brands from FY23 to FY25 and from FY25 to FY28 Modelo Especial contributed over 40% of Core Beer Brands POD growth from FY23 to FY25 and is expected to contribute over 30% from FY25 to FY28 Pacifico was 2nd largest POD growth driver among Core Beer Brands from FY23 to FY25 contributing over 20% of uplift and is expect to contribute over 30% from FY25 to FY28 1 2 3 Incremental POD contribution from launch of Modelo Spiked Aguas Frescas, Modelo Oro, Corona Non-Alcoholic, and Corona Sunbrew from FY23 to FY25 was partly offset by de-prioritization of Corona Hard Seltzer and Corona Refresca 4 FY23 CORE BEER BRANDS FLAVOR & BETTERMENT BRANDS FY25 CORE BEER BRANDS FLAVOR & BETTERMENT BRANDS FY28 BEER BUSINESS DISTRIBUTION & INNOVATION Source: Constellation Brands data, analyses, and plans. Note: Core Beer Brands include Modelo Especial, Corona Extra, Pacifico, Corona Familiar, Victoria, and Modelo Negra; Flavor & Betterment Brands include Modelo Cheladas, Modelo Aguas Frescas, Fresca Mixed, Modelo Ranch Water, Corona Sunbrew, Corona Seltzer, Corona Refresca, Corona Premier, Corona Light, Modelo Oro, Corona NA, and Emerging Brands (Shyft, Rule of Five, The Drop). ACTUAL FORECAST BEER BUSINESS POINTS OF DISTRIBUTION (POD) GROWTH POINTS OF DISTRIBUTION GROWTH DRIVERS +HSD% POD CAGR +MSD% POD CAGR 16

Our pack and liquid innovation has remained more concentrated and delivered more dollars per SKU than that of our most scaled peers Our focused portfolio of brands and SKUs provides continued runway for disciplined pack and liquid innovation Our top three brands offer a considerably lower number of SKUs than the top three brands of our most scaled peers 1 2 3 BEER BUSINESS DISTRIBUTION & INNOVATION INNOVATION RUNWAY & PERFORMANCE BRAND FAMILIES 5 80 50 TOTAL SKUS 160 1,300 650 NET SALES PER SKU $55M / SKU $11M / SKU $13M / SKU TOP THREE BRAND SKUS 59 121 107 INNOVATION SKUS 122 354 198 INNOVATION $ SALES PER SKU $3.3M / SKU $0.8M / SKU $1.7M / SKU 17 Source: Circana MULOC+ data for the 52-weeks ending March 2, 2025.

Our portfolio still delivered strong growth in the share of dollar sales to new LDA consumers in FY25 at nearly twice the rate of the total Beer category Demographics have an important elasticity impact on the beer category and import segment demand – however, employment market, pricing, and social activities are also relevant when assessing elasticities FY25 presented a softer consumer demand environment for the beer category and import segment due to non-structural pressures on certain socioeconomic factors 1 2 3 Our portfolio has the highest level of loyalty among Hispanic consumers relative to those of other major beer suppliers in the U.S. – and our top three brands are also increasing loyalty among non-Hispanic consumers 4 BEER CATEGORY DEMOGRAPHICS & OTHER FACTORS DEMOGRAPHICS AND OTHER FACTORS AFFECTING DEMAND / VELOCITIES OF BEER CATEGORY AND IMPORT SEGMENT IMPACTS SHOWN IN CHART DO NOT SPECIFICALLY REFLECT EFFECT ON CONSTELLATION BRANDS BEER BUSINESS PORTFOLIO Source: Constellation Brands data; Constellation Brands and Tellusant analyses. PRIME BEER-DRINKING AGE POPULATION SHARE OF HISPANIC POPULATION INCOME PER CAPITA UNEMPLOYMENT COLLEGE EDUCATION 4000+ CALORIE JOBS OWN CATEGORY / SEGMENT PRICE COMPETITIVE CATEGORY PRICE COMPETITIVE SEGMENT PRICE SHIFT IN SOCIAL ACTIVITIES BEER CATEGORY IMPORT SEGMENT 18 NEGATIVE DEMAND IMPACT | POSITIVE DEMAND IMPACTINCREASE IN…

We anticipate SG&A as a percentage of net sales to remain relatively in-line to recent Fiscal Years at ~5% to support the continued growth of our beer brands We intend to at least partially offset anticipated COGS inflation through savings and efficiency initiatives including supplier and sourcing optimization, innovation to reduce material and manufacturing costs, and productivity gains across logistics Note that our COGS expectations reflect the anticipated impact of the tariffs announced by the U.S. government on April 2, 2025 We expect to continue to drive marketing efficiencies with the prioritization of highest- return opportunities across our core beer and flavor brands, while deploying strategic investments in our betterment brands 1 2 3 Ultimately, our expectations to deliver best- in-class 39% to 40% operating margins in our Beer Business remain unchanged 4 BEER BUSINESS COGS, MARKETING AND OTHER SG&A COGS, MARKETING, OTHER SG&A, AND OPERATING INCOME AS A PERCENT OF NET SALES COGS, MARKETING AND OTHER SG&A EXPECTATIONS Source: Constellation Brands data, analyses, and plans. 37.9% 39.7% 5.3% 4.7% ~5.5% 8.4% 9.0% ~8.5% 48.4% 46.5% FY24 FY25 FY26 FY27-FY28 OPERATING INCOME OTHER SG&A MARKETING COGS ACTUAL FORECAST ~8.5% ~5% ~39-40% EXPECT TO MAINTAIN BEST-IN-CLASS ~39-40% OPERATING MARGIN IN FY26-FY28 19 ~39-40%

W&S BUSINESS FINANCIAL RESULTS & OUTLOOK Prior Medium- Term Outlook FY24 Results FY25 Results Divestiture Adjustments FY26 Guidance Updated Outlook FY27 – FY28 Net Sales Growth (Decline) ~1 to 3% (9)% Reported (8)% Organic1 (7)% Reported (6)% Organic2 $(711)M (20)% to (17)% Organic3 Flat to 3% COGS Growth (Decline) Net of cost savings +LSD% to MSD% (8)% (4)% (MSD)% Organic FY27 (LDD)% FY28 +HSD% Marketing As a % of net sales ~8 to 8.5% 9.2% 9.7% ~9% including restructuring savings ~7% including restructuring savings Other SG&A As a % of net sales ~14.5% 15.1% 15.3% ~30% including restructuring savings ~17% to 18% including restructuring savings Operating Margin And / Or Operating Income Growth (Decline) ~25% to 26% 22.2% 19.5% $(245)M Gross Profit Less Mktg. Margin: Nil YoY: (100)% to (97)%, Organic3 ~22% to 24% Equity In Earnings $30M to $40M Mainly W&S $31M4 Mainly W&S $23M Mainly W&S ~$30M Mainly W&S CAPEX ~$0.8B, Cumulative $186M $177M ~$0.2B Less than $0.2B, Cumulative 1 Excludes from FY23 $38.5M of net sales that are no longer part of the Wine & Spirits Business results due to the 2022 Wine Divestiture 2 Excludes $23M of net sales and $10M of gross profit less marketing for the January 2024 to February 2024 period that are no longer part of year-over-year results following the SVEDKA Divestiture 3 Excludes $98M of net sales and $35M of gross profit less market for the March 1, 2024 to January 5, 2025 period as a result of the SVEDKA Divesture and $613M of net sales and $210M of gross profit less marketing for the June 1, 2024 to February 28, 2025 as a result of the 2025 Wine Divestitures Transaction 4 Excludes equity earnings impact from Canopy investment20

The 2025 Wine Divestiture Transaction includes Woodbridge, Cooks, J. Roget, SIMI, Robert Mondavi Private Selection, and Meiomi (wine brands mostly positioned in the declining mainstream segment) and associated U.S. vineyards and facilities We also expect a reduction in Capex from ~11% of Net Sales in FY25 to ~7% of Net Sales by FY28, as current hospitality investments associated with higher-growth higher-end brands and DTC channels are completed 1 3 Additional restructuring actions are expected to deliver over $100M in net annualized cost savings across COGS, Marketing, and SG&A by FY28, including ~$55M in FY26 2 W&S BUSINESS DIVESTITURE & RESTRUCTURING IMPACT NET SALES MIX CHANGE BY CATEGORY SEGMENTS & CHANNEL W&S BUSINESS KEY CHANGES Source: Constellation Brands data, analyses, and plans, including category and channel actuals and estimates sourced from tax and import data, IWSR, SipSource, and Circana.. 58% BULK 42% BRANDS OVER 90% FY25 FY26 FY27-FY28 HIGHER-END SEGMENTS MAINSTREAM SEGMENTS WINE: (LSD)% SPIRITS: +MSD% ACTUAL FORECAST WINE: +LSD% SPIRITS: +MSD% FY25-FY28 TOTAL SEGMENT CAGR ESTIMATES 84% ~70% 11% HIGH TEENS 5% LOW TEENS FY25 FY26 FY27-FY28 DTC INTERNATIONAL U.S. WHOLESALE & OTHER (8)% +2% FY25 YOY GROWTH BY CHANNEL +7% 21

FY26 TO FY28 CAPITAL ALLOCATION OUTLOOK1 1 Expectations for fiscal 2026 to fiscal 2028 reflect the anticipated impact of the tariffs announced by the U.S. government on April 2, 2025 and the Canadian government on March 4, 2025.

~$2.8B ~$2.8B ~$3.2B FY23 FY24 FY25 FY26 FY28 FY26 GUIDANCE $2.7 – $2.8B FY28 VS FY23 +LSD% TO +MSD% CAGR ENTERPRISE OPERATING CASH FLOW & CAPITAL ALLOCATION PRIORITIES FY26 - FY28 CUMULATIVE OPERATING CASH FLOW ~$9B SOLID INVESTMENT GRADE RATING Expect to remain at current net leverage ratio of ~3.0x DIVIDEND GROWTH IN-LINE WITH EARNINGS Expect to maintain target of ~30% annual dividend payout ratio ORGANIC INVESTMENTS TO SUPPORT GROWTH Expect total Beer Business growth and maintenance Capex of ~$2B from FY26 to FY28 SHARE REPURCHASES TO ENHANCE RETURNS New total 3-year $4B share repurchase authorization TUCK IN ACQUISITIONS Disciplined and rigorous process to assess any potential M&A considered COMMITTED TO DEPLOYING CASH IN ALIGNMENT WITH DISCIPLINED AND CONSISTENT CAPITAL ALLOCATION PRIORITIES 23 ACTUAL FORECAST ANNUAL OPERATING CASH FLOW Source: Constellation Brands data, analyses, and plans..

ENTERPRISE INVESTMENTS FOCUSED ON GROWTH ENTERPRISE CAPITAL EXPENDITURES FY24 FY25 FY26 FY27 FY28 BEER WINE & SPIRITS CORPORATE CAPEX AS A PERCENT OF NET SALES EXPECTED TO DECLINE FROM ~13% IN FY25 TO ~4% IN FY28 BEER BREWERY CAPACITY & EXPANSION PLANS ~42M HL ~48M HL ~55M HL FY23 FY25 FY26-FY28 PLAN TO ADD ~7M OF CAPACITY PRIMARILY AT VERACRUZ BETWEEN FY26-FY28 24 EXPECT ~$2.4B IN TOTAL CAPEX FROM FY26-FY28 WITH ~$2B IN BEER BUSINESS ~$1.3B ~$1.2B FY26 GUIDANCE ~$1.2B ACTUAL FORECAST ACTUAL FORECAST Source: Constellation Brands data, analyses, and plans..

25 FY20 - FY23 FY24 FY25 FY26 - FY28 DIVIDENDS SHARE REPURCHASES $0B $1B $2B $3B $4B STZ PEER 8 PEER 7 PEER 6 PEER 5 PEER 4 PEER 3 PEER 2 PEER 1 ENTERPRISE DIVIDENDS & SHARE REPURCHASES CASH RETURN TO SHAREHOLDERS CURRENT SHARE REPURCHASE AUTHORIZATIONS AMONGST SELECT BEVERAGE ALCOHOL PEERS Sources: Constellation Brands data reflects completed share repurchases for FY20-FY25 period and current share repurchase authorization for FY26-FY28. Competitor data reflects latest share repurchase authorization announcement from SEC filings and Company-issued press releases of the publicly traded companies within the competitors listed in Constellation Brands latest 10-K. Euros converted to USD based on currency exchange rate of April 1, 2025. 5 YEARS 2 YEARS 3 YEARS 1 YEAR TIMELINE $5B FOUR-YEAR CASH RETURN TARGET EXCEEDED $2.7B TWO-YEAR CASH RETURN NEW $4B THREE-YEAR REPURCHASE AUTHORIZATION TARGET ~30% DIVIDEND PAYOUT RATIO $1.1B $732M$654M $250M $2.3B $3.1B EXPECT CONTINUED STRONG CASH RETURNS ACTUAL FORECAST NO CURRENT SHARE REPURCHASE AUTHORIZATION NO CURRENT SHARE REPURCHASE AUTHORIZATION NO CURRENT SHARE REPURCHASE AUTHORIZATION NO CURRENT SHARE REPURCHASE AUTHORIZATION N/A

APPENDIX

DEFINED TERMS

DEFINED TERMS Unless the context otherwise requires, the terms “Company,” “CBI,” "STZ," “we,” “our,” or “us” refer to Constellation Brands, Inc. and its subsidiaries. We use terms in this presentation that are specific to us or are abbreviations that may not be commonly known or used. 28 Term Meaning $ U.S. dollars 2022 Wine Divestiture Sale of certain mainstream and premium wine brands and related inventory on October 6, 2022 2025 Wine Divestitures Transaction We entered into a definitive agreement to fully divest and, in certain instances, exclusively license the trademarks of a portion of our wine and spirits business, primarily centered around our remaining lower-end wine brands and associated inventory, wineries, vineyards, offices, and facilities 4000+ Calorie Jobs Jobs that require a significant amount of physical effort, e.g. construction, agriculture, and mining Avg. Average B Billions CAGR Compound annual growth rate CAM Contribution after marketing, which equals gross profit less marketing expenses Canopy Canopy Growth Corporation CAPEX Capital Expenditures Circana A leading provider of consumer, shopper, and retail market intelligence and insights; compiles laser-scanning data and other information to develop projected monthly revenues and volume sales on CPG. Provider of syndicated data with detailed analysis of sales COGS Cost of product sold DD Double-digits DEPR. Depreciation DTC Direct to consumer E.U. European Union EBIT Earnings before interest and taxes EIE Equity in earnings EPS Diluted net income (loss) per share attributable to CBI FMB Flavored malt beverage

DEFINED TERMS Unless the context otherwise requires, the terms “Company,” “CBI,” "STZ," “we,” “our,” or “us” refer to Constellation Brands, Inc. and its subsidiaries. We use terms in this presentation that are specific to us or are abbreviations that may not be commonly known or used. 29 Term Meaning FY Fiscal year GAAP General accepted accounting principles in the U.S. Higher-End Spirits Spirits that generally sell above $14.00 - $17.00 per bottle at retail Higher-End Wine Wine that sells above $11.00 per bottle at retail for table wine and above $13.00 for sparkling wine HL Hectoliters HSD High single-digit LDA Legal drinking age LDD Low double-digit Lower-End Spirits Spirits that generally sell for less than $14.00 - $17.00 per bottle at retail Lower-End Wine Wine that sells for less than $11.00 per bottle at retail for table wine and less than $13.00 for sparkling wine LSD Low single-digit M Millions M&A Mergers and acquisitions MAINSTREAM Includes wine that sells less than $11.00 per bottle at retail, sparkling wine and all other wine that sells less than $13.00 per bottle at retail, and spirits that sell less than $14.00 per bottle at retail MKTG. Marketing MSD Mid single-digit NA Not applicable NM Not meaningful POD Point of distribution PREMIUM Includes wine that sells between $11.00 to $24.99 per bottle at retail, sparkling wine that sells between $13.00 to $34.99 per bottle at retail, tequila that sells between $17.00 to $23.99 per bottle at retail, and whiskey that sell between $17.00 to $24.99 per bottle at retail

DEFINED TERMS Unless the context otherwise requires, the terms “Company,” “CBI,” "STZ," “we,” “our,” or “us” refer to Constellation Brands, Inc. and its subsidiaries. We use terms in this presentation that are specific to us or are abbreviations that may not be commonly known or used. 30 Term Meaning SEC Securities and Exchange Commission SG&A Selling, general, and administrative expenses SKU Stock keeping unit SVEDKA Divestiture Sale of the SVEDKA brand and related assets, primarily including inventory and equipment U.S. United States of America V/P/M Volume / Price / Mix W&S Wine and Spirits YoY Year-over-year

SHIPMENT AND DEPLETION HISTORICAL CADENCE

BEER BUSINESS HISTORICAL SHIPMENT VOLUME CADENCE Q1 Q1 Q1 Q1Q2 Q2 Q2 Q2 Q3 Q3 Q3 Q3 Q4 Q4 Q4 Q4 H1 50% H2 50% H1 51% H2 49% H1 55% H2 45% H1 55% H2 45% 32 Q1 Q2 Q3 Q4 H1 56% H2 44%

BEER BUSINESS HISTORICAL DEPLETION VOLUME CADENCE Q1 Q1 Q1 Q1 Q2 Q2 Q2 Q2 Q3 Q3 Q3 Q3 Q4 Q4 Q4 Q4 H1 54% H2 46% H1 54% H2 46% H1 54% H2 46% H1 54% H2 46% 33 Q1 Q2 Q3 Q4 H1 55% H2 45%

WINE AND SPIRITS BUSINESS HISTORICAL SHIPMENT VOLUME CADENCE Q1 Q1 Q1 Q1 Q2 Q2 Q2 Q2 Q3 Q3 Q3 Q3 Q4 Q4 Q4 Q4 H1 50% H2 50% H1 47% H2 53% H1 52% H2 48% H1 50% H2 50% 34 Q1 Q2 Q3 Q4 H1 50% H2 50%

WINE AND SPIRITS BUSINESS HISTORICAL DEPLETION VOLUME CADENCE Q1 Q1 Q1 Q1 Q2 Q2 Q2 Q2Q3 Q3 Q3 Q3 Q4 Q4 Q4 Q4 H1 52% H2 48% H1 48% H2 52% H1 50% H2 50% H1 51% H2 49% 35 Q1 Q2 Q3 Q4 H1 48% H2 52%

-5% 0% 5% 10% 15% 20% 25% 30% STZ Depletions Circana STZ Volume Growth FY17 Avg. gap 3% FY15 Avg. gap 2% FY16 Avg. gap 4% FY18 Avg. gap 3% FY19 Avg. gap 3% FY20 Avg. gap 1% FY21 Avg. gap 11% FY22 Avg. gap -7% FY23 Avg. gap 0% FY24 Avg. gap 3% FY25 Avg. gap 0% HISTORICAL STZ REPORTED DEPLETIONS TO CIRCANA DATA GAP Key Considerations ~55% of STZ volumes reflected in Circana data Circana viewed as an indicator of relative performance and longer-term trends, not for short term STZ volume growth expectations Gap varies over time driven by a multitude of factors e.g. Sampling and projection changes & channel shifts Channel shift driven by global pandemic 36 Source: Company quarterly depletion growth rates from FY15 through. Source: Circana / IRI, Multi-Outlet + Convenience 3 months ended aligned with Constellation Fiscal Year

FINANCIAL INFORMATION

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in millions) (unaudited) February 28, 2025 February 29, 2024 ASSETS Current assets: Cash and cash equivalents $ 68.1 $ 152.4 Accounts receivable 736.5 832.8 Inventories 1,437.2 2,078.3 Prepaid expenses and other 561.1 666.0 Assets held for sale 913.5 — Total current assets 3,716.4 3,729.5 Property, plant, and equipment 7,409.8 8,055.2 Goodwill 5,126.8 7,980.3 Intangible assets 2,532.3 2,731.7 Deferred income taxes 1,805.3 2,055.0 Other assets 1,061.7 1,140.0 Total assets $ 21,652.3 $ 25,691.7 LIABILITIES AND STOCKHOLDER’S EQUITY Current liabilities: Short-term borrowings $ 806.7 $ 241.4 Current maturities of long-term debt 1,402.0 956.8 Accounts payable 939.8 1,107.1 Other accrued expenses and liabilities 886.7 836.4 Total current liabilities 4,035.2 3,141.7 Long-term debt, less current maturities 9,289.0 10,681.1 Deferred income taxes and other liabilities 1,193.3 1,804.3 Total liabilities 14,517.5 15,627.1 CBI stockholders’ equity 6,882.0 9,743.1 Noncontrolling interests 252.8 321.5 Total stockholders’ equity 7,134.8 10,064.6 Total liabilities and stockholders’ equity $ 21,652.3 $ 25,691.7 38

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (in millions, except per share data) (unaudited) Three Months Ended Years Ended February 28, 2025 February 29, 2024 February 28, 2025 February 29, 2024 Sales $ 2,312.7 $ 2,300.3 $ 10,956.9 $ 10,711.0 Excise taxes (148.5) (161.1) (748.2) (749.2) Net sales 2,164.2 2,139.2 10,208.7 9,961.8 Cost of product sold (1,049.5) (1,100.0) (4,894.1) (4,944.3) Gross profit 1,114.7 1,039.2 5,314.6 5,017.5 Selling, general, and administrative expenses (505.3) (411.0) (1,950.0) (1,832.7) Goodwill and intangible assets impairment (547.7) — (2,797.7) — Assets held for sale impairment (478.0) — (478.0) — Gain (loss) on sale of business 266.0 1.2 266.0 (15.1) Operating income (loss) (150.3) 629.4 354.9 3,169.7 Income (loss) from unconsolidated investments (92.1) (34.4) (26.3) (511.8) Interest expense, net (100.2) (102.4) (411.4) (436.1) Income (loss) before income taxes (342.6) 492.6 (82.8) 2,221.8 (Provision for) benefit from income taxes (28.0) (88.2) 51.7 (456.6) Net income (loss) (370.6) 404.4 (31.1) 1,765.2 Net (income) loss attributable to noncontrolling interests (4.7) (12.0) (50.3) (37.8) Net income (loss) attributable to CBI $ (375.3) $ 392.4 $ (81.4) $ 1,727.4 Class A Common Stock: Net income (loss) per common share attributable to CBI – basic $ (2.09) $ 2.15 $ (0.45) $ 9.42 Net income (loss) per common share attributable to CBI – diluted $ (2.09) $ 2.14 $ (0.45) $ 9.39 Weighted average common shares outstanding – basic 179.913 182.916 181.476 183.307 Weighted average common shares outstanding – diluted 179.913 183.561 181.476 183.959 Cash dividends declared per common share 1.01 0.89 4.04 3.56 39

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (in millions) (unaudited) Years Ended February 28, 2025 February 29, 2024 CASH FLOWS FROM OPERATING ACTIVITIES Net income (loss) $ (31.1) $ 1,765.2 Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Unrealized net (gain) loss on securities measured at fair value 47.9 85.4 Deferred tax provision (benefit) (210.3) 147.9 Depreciation 445.7 427.9 Stock-based compensation 72.2 63.6 Equity in (earnings) losses of equity method investees and related activities, net of distributed earnings (5.4) 321.2 Noncash lease expense 112.4 91.3 Amortization of debt issuance costs and loss on extinguishment of debt 10.4 11.7 Equity method investments impairment 8.7 136.1 Assets held for sale impairment 478.0 — (Gain) loss on sale of business (266.0) 15.1 Gain (loss) on settlement of pre-issuance hedge contracts — 1.9 Net gain in connection with Canopy exchangeable shares (7.2) — Goodwill and intangible assets impairment 2,797.7 — Change in operating assets and liabilities, net of effects from purchase and sale of business: Accounts receivable 90.3 73.2 Inventories (152.2) (182.3) Prepaid expenses and other current assets (89.4) (76.5) Accounts payable 101.5 24.7 Deferred revenue (35.5) (11.0) Other accrued expenses and liabilities (48.9) (115.9) Other (166.6) 0.5 Total adjustments 3,183.3 1,014.8 Net cash provided by (used in) operating activities 3,152.2 2,780.0 CASH FLOWS FROM INVESTING ACTIVITIES Purchase of property, plant, and equipment (1,214.1) (1,269.1) Purchase of business, net of cash acquired (158.7) (7.5) Investments in equity method investees and securities (35.0) (34.6) Proceeds from sale of assets 35.5 21.9 Proceeds from sale of business 409.2 5.4 Other investing activities (11.7) (2.0) Net cash provided by (used in) investing activities (974.8) (1,285.9) 40

Years Ended February 28, 2025 February 29, 2024 CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from issuance of long-term debt — 1,144.4 Principal payments of long-term debt (957.0) (809.7) Net proceeds from (repayments of) short-term borrowings 565.3 (923.9) Dividends paid (731.8) (653.8) Purchases of treasury stock (1,123.8) (249.7) Proceeds from shares issued under equity compensation plans 73.8 104.5 Payments of minimum tax withholdings on stock-based payment awards (13.8) (11.2) Payments of debt issuance, debt extinguishment, and other financing costs (0.1) (7.7) Distributions to noncontrolling interests (57.5) (52.6) Payment of contingent consideration (0.7) (14.9) Purchase of noncontrolling interest (16.2) — Net cash provided by (used in) financing activities (2,261.8) (1,474.6) Effect of exchange rate changes on cash and cash equivalents 0.1 (0.6) Net increase (decrease) in cash and cash equivalents (84.3) 18.9 Cash and cash equivalents, beginning of period 152.4 133.5 Cash and cash equivalents, end of period $ 68.1 $ 152.4 CONSTELLATION BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (in millions) (unaudited) 41

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF REPORTED AND ORGANIC NET SALES (in millions) (unaudited) For periods of acquisition, we define organic net sales as current period reported net sales less net sales of products of acquired businesses reported for the current period, as appropriate. For periods of divestiture, we define organic net sales as prior period reported net sales less net sales of products of divested businesses reported for the prior period, as appropriate. We provide organic net sales because management uses this information in monitoring and evaluating the underlying business trends of our core operations. Wine and Spirits net sales are provided by channel and market categories as management uses this information to monitor this business. In addition, we believe this information provides investors, financial analysts covering the Company, rating agencies, and other external users (“our investors”) valuable insight on underlying business trends and results and, in the case of Wine and Spirits, the underlying composition of segment net sales and results, in order to evaluate year-over-year financial performance. The divestiture impacting the periods below consists of the sale of the SVEDKA brand and related assets (the "SVEDKA Divestiture") (sold January 6, 2025). Three Months Ended Years Ended February 28, 2025 February 29, 2024 Percent Change February 28, 2025 February 29, 2024 Percent Change Consolidated net sales $ 2,164.2 $ 2,139.2 1% $ 10,208.7 $ 9,961.8 2% SVEDKA Divestiture adjustment (1) — (22.6) — (22.6) Consolidated organic net sales $ 2,164.2 $ 2,116.6 2% $ 10,208.7 $ 9,939.2 3% Beer net sales $ 1,704.4 $ 1,702.8 0% $ 8,539.8 $ 8,162.6 5% Wine and Spirits net sales $ 459.8 $ 436.4 5% $ 1,668.9 $ 1,799.2 (7%) SVEDKA Divestiture adjustment (1) — (22.6) — (22.6) Wine and Spirits organic net sales $ 459.8 $ 413.8 11% $ 1,668.9 $ 1,776.6 (6%) (1) For the period January 6, 2024, through February 29, 2024, included in the three months ended and year ended February 29, 2024. (2) Wine and Spirits net sales by channel and market categories are as follows: 42 Three Months Ended Years Ended February 28, 2025 February 29, 2024 Percent Change February 28, 2025 February 29, 2024 Percent Change U.S. Wholesale (i) $ 378.0 $ 350.2 8% $ 1,346.2 $ 1,458.8 (8%) International (i) 45.8 41.8 10% 182.1 177.7 2% DTC 23.2 21.6 7% 90.1 84.1 7% Other 12.8 22.8 (44%) 50.5 78.6 (36%) Wine and Spirits net sales $ 459.8 $ 436.4 5% $ 1,668.9 $ 1,799.2 (7%) (i) Includes the impacts of the SVEDKA Divestiture.

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES SUPPLEMENTAL SHIPMENT AND DEPLETION INFORMATION (in millions) (unaudited) Three Months Ended Years Ended February 28, 2025 February 29, 2024 Percent Change February 28, 2025 February 29, 2024 Percent Change Beer (branded product, 24-pack, 12-ounce case equivalents) Shipments 85.4 87.0 (1.8%) 431.8 418.1 3.3% Depletions (1) (2) (1.0%) 2.9% Wine and Spirits (branded product, 9-liter case equivalents) Shipments 5.9 5.7 3.5% 22.1 23.8 (7.1%) Organic shipments (3) 5.9 5.1 15.7% 22.1 23.2 (4.7%) U.S. Wholesale shipments 5.1 5.1 0.0% 19.2 21.0 (8.6%) U.S. Wholesale organic shipments (3) 5.1 4.5 13.3% 19.2 20.4 (5.9%) Depletions (1) (3) (2.4%) (9.3%) (1) Depletions represent U.S. distributor shipments of our respective branded products to retail customers, based on third-party data. (2) Includes an adjustment to remove volumes associated with the craft beer brand divestitures for the period March 1, 2023, through May 31, 2023, included in the year ended February 29, 2024. (3) Includes adjustments to remove volumes associated with the SVEDKA Divestiture for the period January 6, 2024, through February 29, 2024, included in the three months ended and year ended February 29, 2024. 43

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES SUMMARIZED SEGMENT, INCOME (LOSS) FROM UNCONSOLIDATED INVESTMENTS, AND DEPRECIATION AND AMORTIZATION INFORMATION (in millions) (unaudited) Management excludes items that affect comparability from its evaluation of the results of each operating segment as these comparable adjustments are not reflective of core operations of the segments. Segment operating performance and the incentive compensation of segment management are evaluated based on core segment operating income (loss) which does not include the impact of these comparable adjustments. Three Months Ended Years Ended February 28, 2025 February 29, 2024 Percent Change February 28, 2025 February 29, 2024 Percent Change Consolidated Net sales $ 2,164.2 $ 2,139.2 1% $ 10,208.7 $ 9,961.8 2% Gross profit $ 1,114.7 $ 1,039.2 7% $ 5,314.6 $ 5,017.5 6% Operating income (loss) $ (150.3) $ 629.4 (124%) $ 354.9 $ 3,169.7 (89%) Operating margin (6.9) % 29.4% 3.5% 31.8 % Income (loss) from unconsolidated investments $ (92.1) $ (34.4) (168%) $ (26.3) $ (511.8) 95% Depreciation and amortization $ 106.2 $ 106.4 (0%) $ 447.0 $ 429.2 4% Comparable adjustments (1) Gross profit $ 0.5 $ (9.7) NM $ 6.2 $ (32.8) NM Operating income (loss) $ (809.2) $ (1.3) NM $ (3,120.0) $ (75.8) NM Income (loss) from unconsolidated investments $ (89.2) $ (25.2) NM $ (49.3) $ (478.0) NM Beer Net sales $ 1,704.4 $ 1,702.8 0% $ 8,539.8 $ 8,162.6 5% Segment gross profit $ 909.9 $ 847.7 7% $ 4,566.1 $ 4,214.2 8% Segment gross margin 53.4% 49.8% 53.5% 51.6 % Segment operating income (loss) $ 623.8 $ 585.4 7% $ 3,394.4 $ 3,094.4 10% Segment operating margin 36.6% 34.4% 39.7% 37.9 % Segment depreciation and amortization $ 78.8 $ 81.7 (4%) $ 341.1 $ 323.9 5% Wine and Spirits Wine net sales $ 410.0 $ 371.4 10% $ 1,450.1 $ 1,552.1 (7%) Spirits net sales 49.8 65.0 (23%) 218.8 247.1 (11%) Net sales $ 459.8 $ 436.4 5% $ 1,668.9 $ 1,799.2 (7%) Segment gross profit $ 204.3 $ 201.2 2% $ 742.3 $ 836.1 (11%) Segment gross margin 44.4% 46.1% 44.5% 46.5 % Segment operating income (loss) $ 99.7 $ 111.1 (10%) $ 325.1 $ 398.7 (18%) Segment operating margin 21.7% 25.5% 19.5% 22.2 % Segment income (loss) from unconsolidated investments $ (0.9) $ 0.6 NM $ 30.5 $ 38.7 (21%) Segment depreciation and amortization $ 20.9 $ 20.7 1% $ 84.2 $ 88.8 (5%) Corporate Operations and Other Segment operating income (loss) $ (64.6) $ (65.8) 2% $ (244.6) $ (247.6) 1% Segment income (loss) from unconsolidated investments $ (2.0) $ (9.8) 80% $ (7.5) $ (72.5) 90% Segment depreciation and amortization $ 6.5 $ 4.0 63% $ 21.7 $ 16.5 32% (1) See slide 31 for further information on comparable adjustments. 44

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (in millions, except per share data) (unaudited) We report our financial results in accordance with GAAP. However, non-GAAP financial measures, as defined in the reconciliation tables below, are provided because management uses this information in evaluating the results of our core operations and/or internal goal setting. In addition, we believe this information provides our investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. See the tables below for supplemental financial data and corresponding reconciliations of these non-GAAP financial measures to GAAP financial measures for the periods presented. Non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. Three Months Ended Years Ended February 28, 2025 February 29, 2024 Percent Change February 28, 2025 February 29, 2024 Percent Change Operating income (loss) (GAAP) $ (150.3) $ 629.4 (124%) $ 354.9 $ 3,169.7 (89%) Comparable adjustments (1) 809.2 1.3 3,120.0 75.8 SVEDKA Divestiture adjustment (2) — (10.0) — (10.0) Comparable operating income (loss) (Non-GAAP) $ 658.9 $ 620.7 6% $ 3,474.9 $ 3,235.5 7% % Net sales 30.4% 29.3% 34.0% 32.6 % Net income (loss) attributable to CBI (GAAP) $ (375.3) $ 392.4 (196%) $ (81.4) $ 1,727.4 (105%) (196%) (196%) Net income (loss) attributable to noncontrolling interests (GAAP) 4.7 12.0 50.3 37.8 Provision for (benefit from) income taxes (GAAP) 28.0 88.2 (51.7) 456.6 Interest expense, net (GAAP) 100.2 102.4 411.4 436.1 Adjusted EBIT (Non-GAAP) (242.4) 595.0 (141%) 328.6 2,657.9 (88%) Comparable adjustments (1) 898.4 26.5 3,169.3 553.8 Comparable Canopy EIE (Non-GAAP) (3) — 7.8 — 64.6 Comparable EBIT (Non-GAAP) $ 656.0 $ 629.3 4% $ 3,497.9 $ 3,276.3 7% Net income (loss) attributable to CBI (GAAP) $ (375.3) $ 392.4 (196%) $ (81.4) $ 1,727.4 (196%) Comparable adjustments (1) 849.6 21.8 2,588.7 491.5 Comparable Canopy EIE (Non-GAAP) (3) — 7.2 — 58.1 Comparable net income (loss) attributable to CBI (Non-GAAP) $ 474.3 $ 421.4 13% $ 2,507.3 $ 2,277.0 10% EPS (GAAP) $ (2.09) $ 2.14 (198%) $ (0.45) $ 9.39 (105%) Comparable adjustments (1) 4.72 0.12 14.23 2.67 Comparable Canopy EIE (Non-GAAP) (3) — 0.04 — 0.32 Comparable EPS (Non-GAAP) (4) $ 2.63 $ 2.30 14% $ 13.78 $ 12.38 11% Weighted average common shares outstanding - diluted (4) 180.172 183.561 181.905 183.959 (1) See slide 46 for further information on comparable adjustments. (2) For the period January 6, 2024, through February 29, 2024, included in the three months ended and year ended February 29, 2024. (3) See slide 32 for further information on comparable Canopy EIE. (4) Comparable basis diluted net income (loss) per share (“comparable EPS”) may not sum due to rounding as each item is computed independently. The comparable adjustments and comparable EPS are calculated on a fully dilutive basis. On a comparable basis, for the three months ended and year ended February 28, 2025, we have included 0.259 million and 0.429 million weighted average common shares outstanding, respectively, as the effect of including these would have been anti- dilutive on a reported basis. 45

Undesignated commodity derivative contracts Net gain (loss) on undesignated commodity derivative contracts represents a net gain (loss) from the changes in fair value of undesignated commodity derivative contracts. The net gain (loss) is reported outside of segment operating results until such time that the underlying exposure is recognized in the segment operating results. At settlement, the net gain (loss) from the changes in fair value of the undesignated commodity derivative contracts is reported in the appropriate operating segment, allowing the results of our operating segments to reflect the economic effects of the commodity derivative contracts without the resulting unrealized mark to fair value volatility. Strategic business reconfiguration costs/Restructuring and other strategic business reconfiguration costs We recognized costs in connection with certain activities which are intended to streamline, increase efficiencies, and reduce our cost structure primarily within our Wine and Spirits segment. Flow through of inventory step-up In connection with acquisitions, the allocation of purchase price in excess of book value for certain inventories on hand at the date of acquisition is referred to as inventory step-up. Inventory step-up represents an assumed manufacturing profit attributable to the acquired business prior to acquisition. Goodwill and intangible assets impairment We recognized goodwill and intangible assets impairments in connection with continued negative trends within our Wine and Spirits business primarily attributable to our U.S. wholesale market, driven by declines in both the overall wine market and in our mainstream and premium wine brands. Assets held for sale impairment We recognized an impairment in connection the expected sale primarily centered around our remaining mainstream wine brands and associated wineries, vineyards, offices, and facilities. Transition services agreements activity We recognized costs in connection with transition services agreements related to the previous sale of a portion of our wine and spirits business. CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) The comparable adjustments that impacted comparability in our results for each period are as follows: Three Months Ended Years Ended February 28, 2025 February 29, 2024 February 28, 2025 February 29, 2024 Net gain (loss) on undesignated commodity derivative contracts $ 10.2 $ (15.3) $ (0.3) $ (44.2) Settlements of undesignated commodity derivative contracts 3.0 6.5 26.8 15.0 Strategic business reconfiguration costs (10.7) — (10.7) — Flow through of inventory step-up (2.6) (0.9) (10.2) (3.6) Other gains (losses) 0.6 — 0.6 — Comparable adjustments, Gross profit 0.5 (9.7) 6.2 (32.8) Goodwill and intangible assets impairment (547.7) — (2,797.7) — Assets held for sale impairment (478.0) — (478.0) — Restructuring and other strategic business reconfiguration costs (49.4) (22.7) (79.3) (46.3) Transition services agreements activity (6.7) (7.0) (22.6) (24.9) Transaction, integration, and other acquisition-related costs (0.3) — (1.2) (0.6) Gain (loss) on sale of business 266.0 — 266.0 (15.1) Insurance recoveries — 55.1 — 55.1 Other gains (losses) 6.4 (17.0) (13.4) (11.2) Comparable adjustments, Operating income (loss) (809.2) (1.3) (3,120.0) (75.8) Comparable adjustments, Income (loss) from unconsolidated investments (89.2) (25.2) (49.3) (478.0) Comparable adjustments, Adjusted EBIT (898.4) (26.5) (3,169.3) (553.8) Comparable adjustments, Interest expense, net (2.5) — (2.8) (1.7) Comparable adjustments, (Provision for) benefit from income taxes 47.2 4.7 579.3 64.0 Comparable adjustments, Noncontrolling interests 4.1 — 4.1 — Comparable adjustments, Net income (loss) attributable to CBI $ (849.6) $ (21.8) $ (2,588.7) $ (491.5) 46

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) Comparable adjustments, Income (loss) from unconsolidated investments Primarily includes the following: Three Months Ended Years Ended February 28, 2025 February 29, 2024 February 28, 2025 February 29, 2024 Unrealized gain (loss) from the changes in fair value of securities measured at fair value $ (45.4) $ — $ (47.9) $ (85.4) Equity method investments impairment $ (6.3) $ — $ (8.7) $ (136.1) Net gain (loss) in connection with Canopy exchangeable shares $ (37.5) $ — $ 7.2 $ — Comparable adjustments to Canopy EIE (see page 48 for further information) $ — $ (25.2) $ — $ (256.7) Comparable adjustments, Interest expense, net We (i) wrote-off accrued interest income related to a convertible note issued to equity method investments for the years ended February 28, 2025, and February 29, 2024, and (ii) recognized losses from the write-off of an unamortized discount and debt issuance costs in connection with the repayment of outstanding term loan facility borrowings for the year ended February 29, 2024. Comparable adjustments, (Provision for) benefit from income taxes The effective tax rate applied to each comparable adjustment amount is generally based upon the jurisdiction in which the comparable adjustment was recognized. We recognized a benefit from income taxes for the three months ended and year ended February 28, 2025, resulting from the goodwill impairment, net of the non-deductible portion. Comparable adjustments, (Provision for) benefit from income taxes also include items solely impacting income taxes and largely consist of the following: Three Months Ended Years Ended February 28, 2025 February 29, 2024 February 28, 2025 February 29, 2024 Net income tax benefit recognized as a result of a legislative update in Switzerland $ — $ 4.9 $ — $ 9.6 Net income tax benefit recognized as a result of the sale of the remaining assets at the Mexicali Brewery $ 16.4 $ — $ 22.2 $ — Net income tax benefit recognized as a result of a change in tax entity classification $ — $ — $ — $ 31.2 Net income tax expense recognized for adjustments to valuation allowances $ (73.3) $ — $ (14.9) $ — Net income tax (expense) benefit recognized as a result of the resolution of various tax examinations and assessments related to prior periods $ (1.9) $ — $ 127.8 $ — 47 Transaction, integration, and other acquisition-related costs We recognized costs in connection with our investments, acquisitions, and divestitures. Gain (loss) on sale of business We recognized a net gain (loss) from the (i) SVEDKA Divestiture (three months ended and year ended February 28, 2025) and (ii) divestitures related to the craft beer business (year ended February 29, 2024). Insurance recoveries We recognized business interruption and other recoveries largely related to severe winter weather events. Other gains (losses) Primarily includes the following: Three Months Ended Years Ended February 28, 2025 February 29, 2024 February 28, 2025 February 29, 2024 Net loss on foreign currency as a result of the resolution of various tax examinations and assessments $ — $ — $ (20.7) $ — Net loss from changes in the indemnification of liabilities associated with prior period divestitures $ — $ (18.3) $ — $ (12.7) Decreases in estimated fair values of contingent liabilities associated with prior period acquisitions $ 7.0 $ 2.0 $ 7.0 $ 2.0 Comparable adjustments, Noncontrolling interests The noncontrolling interest portion recognized as the result of a net income tax expense for the resolution of various tax examinations and assessments related to prior periods.

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) Canopy Equity Earnings (Losses) and Related Activities (“Canopy EIE”) Non-GAAP Canopy EIE financial measures for the three months ended and year months ended February 29, 2024, are provided because management used this information to separately monitor our former equity method investment in Canopy. Financial measures excluding Canopy EIE are non-GAAP and are provided because management used this information in evaluating the results of our core operations which management determined did not include our former equity method investment in Canopy. In addition, we believe this information provides our investors valuable insight to understand how management views the Company’s performance and on underlying business trends and results in order to evaluate year-over-year financial performance of our ongoing core business, including relative to industry competitors. For the Three Months Ended February 29, 2024 For the Year Ended February 29, 2024 (in millions) Equity earnings (losses) and related activities, Canopy EIE (GAAP) (1) $ (33.0) $ (321.3) (Provision for) benefit from income taxes (2) 1.3 9.9 Net income (loss) attributable to CBI, Canopy EIE (GAAP) (1) $ (31.7) $ (311.4) Equity earnings (losses) and related activities, Canopy EIE (GAAP) (1) $ (33.0) $ (321.3) Net (gain) loss on fair value financial instruments 21.7 29.9 (Gain) loss on dilution of Canopy stock ownership 0.1 16.6 Acquisition costs 0.8 5.1 Restructuring and other strategic business reconfiguration costs 4.6 160.9 Goodwill impairment — 14.1 Net (gain) loss on discontinued operations (2.1) 22.9 Other (gains) losses 0.1 7.2 Comparable adjustments, Canopy EIE 25.2 256.7 Comparable equity earnings (losses), Canopy EIE (Non-GAAP) (1) (7.8) (64.6) Comparable (provision for) benefit from income taxes (Non-GAAP) (2) 0.6 6.5 Comparable net income (loss) attributable to CBI, Canopy EIE (Non-GAAP) (1) $ (7.2) $ (58.1) For the Three Months Ended February 29, 2024 For the Year Ended February 29, 2024 EPS, Canopy EIE (GAAP) $ (0.17) $ (1.69) Comparable adjustments, Canopy EIE 0.13 1.38 Comparable EPS, Canopy EIE (Non-GAAP) (3) $ (0.04) $ (0.32) 48

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) Years Ended February 28, 2025 February 29, 2024 Income (loss) before income taxes (Provision for) benefit from income taxes (2) Effective tax rate (4) Income (loss) before income taxes (Provision for) benefit from income taxes (2) Effective tax rate (4) Reported basis (GAAP) $ (82.8) $ 51.7 62.4% $ 2,221.8 $ (456.6) 20.6 % Comparable adjustments 3,172.1 (579.3) 555.5 (64.0) Comparable basis, Canopy EIE (Non-GAAP) — — (64.6) 6.5 Comparable basis (Non-GAAP) $ 3,089.3 $ (527.6) 17.1% $ 2,841.9 $ (527.1) 18.5% (1) Equity earnings (losses) and related activities are included in income (loss) from unconsolidated investments. (2) The benefit from income taxes effective tax rate applied to our Canopy EIE is generally based on the tax rates of the legal entities that hold our investment. The comparable adjustment effective tax rate applied to each comparable adjustment amount is generally based upon the jurisdiction in which the adjustment was recognized. (3) May not sum due to rounding as each item is computed independently. The comparable adjustments and comparable EPS are calculated on a fully dilutive basis. (4) Effective tax rate is not considered a GAAP financial measure, for purposes of this reconciliation, we derived the reported GAAP measure based on GAAP results, which serves as the basis for the reconciliation to the comparable non-GAAP financial measure. 49 Operating Income Guidance Guidance Range for the Year Ending February 28, 2026 Actual for the Year Ended February 28, 2025 Percentage Change Operating income (GAAP) $ 3,069 $ 3,134 $ 354.9 765% 783 % Comparable adjustments (1) 64 64 3,120.0 SVEDKA Divestiture adjustment (2) — — (34.9) 2025 Wine Divestitures Transaction adjustment(3) — — (209.8) Comparable operating income (Non-GAAP) $ 3,133 $ 3,198 $ 3,230.2 (3) % (1) % (1) Comparable adjustments include: (4) (5) Estimated for the Year Ending February 28, 2026 Actual for the Year Ended February 28, 2025 Transition services agreements activity $ 21 $ 22.6 Flow through of inventory step-up $ 3 $ 10.2 Goodwill and intangible assets impairment $ — $ 2,797.7 Assets held for sale impairment $ — $ 478.0 Restructuring and other strategic business reconfiguration costs $ 40 $ 90.0 Other (gains) losses $ — $ 12.8 Transaction, integration, and other acquisition-related costs $ — $ 1.2 Net (gain) loss on undesignated commodity derivative contracts $ — $ 0.3 (Gain) loss on sale of business $ — $ (266.0) Settlements of undesignated commodity derivative contracts $ — $ (26.8) (2) Amount reflects gross profit less marketing attributable to the SVEDKA Divestiture for the period March 1, 2024, through January 5, 2025. (3) Amount reflects gross profit less marketing attributable to the pending agreement to fully divest and, in certain instances, exclusively license the trademarks of a portion of our wine and spirits business, primarily centered around our remaining mainstream wine brands and associated inventory, wineries, vineyards, offices, and facilities (the “2025 Wine Divestitures Transaction”) for the period June 1, 2024, through February 28, 2025. (4) See page 46 for further information on comparable adjustments. (5) May not sum due to rounding.

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) EPS Guidance Guidance Range for the Year Ending February 28, 2026 Actual for the Year Ended February 28, 2025 Forecasted EPS (GAAP) $ 12.33 $ 12.63 $ (0.45) Comparable adjustments (1) 0.27 0.27 14.23 Forecasted comparable EPS (Non-GAAP) (2) $ 12.60 $ 12.90 $ 13.78 (1) Comparable adjustments include: (2)(3) Estimated for the Year Ending February 28, 2026 Actual for the Year Ended February 28, 2025 Transition services agreements activity $ 0.09 $ 0.09 Flow through of inventory step-up $ 0.01 $ 0.04 Goodwill and intangible assets impairment $ — $ 13.30 Assets held for sale impairment $ — $ 2.00 Restructuring and other strategic business reconfiguration costs $ 0.17 $ 0.37 (Income) loss from unconsolidated investments $ — $ 0.26 Other (gains) losses $ — $ 0.08 Net income tax expense recognized for adjustments to valuation allowances $ — $ 0.08 Loss of interest income on write-off of a convertible note $ — $ 0.02 (Gain) loss on sale of business $ — $ (1.07) Net income tax benefit recognized as a result of the resolution of various tax examinations and assessments related to prior periods $ — $ (0.73) Net income tax benefit recognized as a result of the sale of the remaining assets at the Mexicali Brewery $ — $ (0.12) Settlements of undesignated commodity derivative contracts $ — $ (0.11) (2) May not sum due to rounding as each item is computed independently. The comparable adjustments and comparable EPS are calculated on a fully dilutive basis. (3) See page 46 for further information on comparable adjustments. 50

CONSTELLATION BRANDS, INC. AND SUBSIDIARIES RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES (continued) (in millions, except per share data) (unaudited) 51 Free Cash Flow Guidance Free cash flow, as defined in the reconciliation below, is considered a liquidity measure and is considered to provide useful information to investors about the amount of cash generated, which can then be used, after required debt service and dividend payments, for other general corporate purposes. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Free cash flow should be considered in addition to, not as a substitute for, or superior to, cash flow from operating activities prepared in accordance with GAAP. Range for the Year Ending February 28, 2026 Net cash provided by operating activities (GAAP) $ 2,700 $ 2,800 Purchase of property, plant, and equipment (1,200) (1,200) Free cash flow (Non-GAAP) $ 1,500 $ 1,600 Years Ended February 28, 2025 February 29, 2024 Net cash provided by operating activities (GAAP) $ 3,152.2 $ 2,780.0 Purchase of property, plant, and equipment (1,214.1) (1,269.1) Free cash flow (Non-GAAP) $ 1,938.1 $ 1,510.9